Quarterly Holdings Report
for
Fidelity® MSCI Communication Services Index ETF
October 31, 2023
T09-NPRT1-1223
1.9584819.109

Schedule of Investments October 31, 2023 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES – 11.2%
Alternative Carriers – 1.9%
Anterix, Inc. (a)		12,625	$ 384,936
Bandwidth, Inc. Class A (a)		22,514	238,874
Cogent Communications Holdings, Inc.		41,146	2,673,667
EchoStar Corp. Class A (a)		32,447	449,715
Globalstar, Inc. (a)		686,394	967,816
Iridium Communications, Inc.		92,329	3,420,789
Liberty Global PLC Class C (a)		233,104	3,953,444
Liberty Latin America Ltd. Class A (a)		34,502	235,649
Liberty Latin America Ltd. Class C (a)		144,351	988,804
Lumen Technologies, Inc. (a)		950,505	1,387,737
			14,701,431
Integrated Telecommunication Services – 9.3%
AT&T, Inc.		1,917,417	29,528,222
ATN International, Inc.		10,423	322,592
Consolidated Communications Holdings, Inc. (a)		72,461	302,162
Frontier Communications Parent, Inc. (a)		174,156	3,120,876
IDT Corp. Class B (a)		17,403	488,154
Verizon Communications, Inc.		1,086,704	38,175,911
			71,937,917
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES	86,639,348
ENTERTAINMENT – 18.9%
Interactive Home Entertainment – 3.6%
Electronic Arts, Inc.		92,473	11,447,233
Playstudios, Inc. (a)		83,964	237,618
ROBLOX Corp. Class A (a)		216,578	6,889,346
Take-Two Interactive Software, Inc. (a)		65,204	8,721,035
			27,295,232
Movies & Entertainment – 15.3%
AMC Entertainment Holdings, Inc. Class A (a)		133,099	1,421,497
Atlanta Braves Holdings, Inc. Class A (a)		6,344	240,501
Atlanta Braves Holdings, Inc. Class C (a)		43,000	1,495,540
Cinemark Holdings, Inc. (a)		103,556	1,707,638
Endeavor Group Holdings, Inc. Class A (a)		157,127	3,576,211
IMAX Corp. (a)		43,913	799,656
Liberty Media Corp.-Liberty Formula One Class C (a)		94,588	6,118,898
Liberty Media Corp.-Liberty Live Class C (a)		45,141	1,438,644

		Shares	Value

Lions Gate Entertainment Corp. Class A (a)		59,273	$ 465,886
Lions Gate Entertainment Corp. Class B (a)		117,034	873,074
Live Nation Entertainment, Inc. (a)		79,499	6,361,510
Madison Square Garden Entertainment Corp. (a)		35,014	1,067,227
Madison Square Garden Sports Corp. (a)		14,660	2,464,932
Marcus Corp.		22,113	343,636
Netflix, Inc. (a)		89,532	36,859,429
Roku, Inc. (a)		94,923	5,654,563
Sphere Entertainment Co. (a)		22,273	733,004
TKO Group Holdings, Inc.		41,149	3,373,395
Vivid Seats, Inc. Class A (a)		36,674	215,643
Walt Disney Co. (a)		425,650	34,728,783
Warner Bros Discovery, Inc. (a)		832,490	8,274,951
			118,214,618
TOTAL ENTERTAINMENT	145,509,850
INTERACTIVE MEDIA & SERVICES – 49.6%
Interactive Media & Services – 49.6%
Alphabet, Inc. Class A (a)		781,364	96,951,645
Alphabet, Inc. Class C (a)		639,653	80,148,521
Angi, Inc. (a)		80,369	129,394
Bumble, Inc. Class A (a)		91,144	1,224,975
Cargurus, Inc. (a)		78,287	1,348,885
Cars.com, Inc. (a)		59,990	913,648
Eventbrite, Inc. Class A (a)		77,937	645,318
fuboTV, Inc. (a)		276,209	668,426
IAC, Inc. (a)		72,522	3,085,811
Match Group, Inc. (a)		175,574	6,074,860
MediaAlpha, Inc. Class A (a)		19,801	203,554
Meta Platforms, Inc. Class A (a)		545,606	164,374,720
Nextdoor Holdings, Inc. (a)		108,969	198,324
Pinterest, Inc. Class A (a)		294,166	8,789,680
QuinStreet, Inc. (a)		48,655	550,288
Shutterstock, Inc.		23,879	971,398
Snap, Inc. Class A (a)		591,916	5,925,079
TripAdvisor, Inc. (a)		104,021	1,535,350
Vimeo, Inc. (a)		107,970	332,548
Yelp, Inc. (a)		61,895	2,611,350
Ziff Davis, Inc. (a)		44,747	2,705,404
ZipRecruiter, Inc. Class A (a)		66,960	713,124
ZoomInfo Technologies, Inc. (a)		240,647	3,118,785
TOTAL INTERACTIVE MEDIA & SERVICES	383,221,087
MEDIA – 16.4%
Advertising – 3.5%
Advantage Solutions, Inc. (a)		92,520	212,796
Boston Omaha Corp. Class A (a)		22,903	325,910

Quarterly Report	2

Common Stocks – continued
	Shares	Value
MEDIA – continued
Advertising – continued
Clear Channel Outdoor Holdings, Inc. (a)	274,497	$ 301,947
Integral Ad Science Holding Corp. (a)	51,320	589,154
Interpublic Group of Cos., Inc.	188,500	5,353,400
Magnite, Inc. (a)	109,062	724,172
Omnicom Group, Inc.	87,064	6,521,964
PubMatic, Inc. Class A (a)	36,360	409,777
Stagwell, Inc. (a)	86,686	357,146
TechTarget, Inc. (a)	25,240	635,543
Thryv Holdings, Inc. (a)	31,307	545,681
Trade Desk, Inc. Class A (a)	156,994	11,140,294
		27,117,784
Broadcasting – 2.8%
AMC Networks, Inc. Class A (a)	25,943	306,127
Entravision Communications Corp. Class A	59,359	212,505
EW Scripps Co. Class A (a)	54,802	299,767
Fox Corp. Class A	180,800	5,494,512
Fox Corp. Class B	133,777	3,733,716
Gray Television, Inc.	78,266	510,294
iHeartMedia, Inc. Class A (a)	93,007	218,567
Nexstar Media Group, Inc.	30,332	4,248,907
Paramount Global Class B	346,194	3,766,591
Sinclair, Inc.	29,726	323,122
TEGNA, Inc.	181,077	2,627,427
		21,741,535
Cable & Satellite – 8.4%
Altice USA, Inc. Class A (a)	204,681	591,528
Cable One, Inc.	4,303	2,366,091
Charter Communications, Inc. Class A (a)	34,425	13,866,390
Comcast Corp. Class A	797,097	32,912,135
DISH Network Corp. Class A (a)	237,123	1,161,903
Liberty Broadband Corp. Class C (a)	73,295	6,106,206
Liberty Media Corp.-Liberty SiriusXM (a)	155,222	3,810,700
Sirius XM Holdings, Inc.	737,687	3,157,300
WideOpenWest, Inc. (a)	48,522	341,595
		64,313,848

		Shares	Value

Publishing – 1.7%
John Wiley & Sons, Inc. Class A		41,585	$ 1,258,778
New York Times Co. Class A		131,141	5,286,294
News Corp. Class A		278,142	5,751,976
Scholastic Corp.		26,742	986,780
			13,283,828
TOTAL MEDIA	126,456,995
WIRELESS TELECOMMUNICATION SERVICES – 3.7%
Wireless Telecommunication Services – 3.7%
GCI Liberty, Inc. (a)		40,953	0
Gogo, Inc. (a)		60,847	638,894
Shenandoah Telecommunications Co.		45,173	1,068,793
Telephone & Data Systems, Inc.		94,520	1,719,319
T-Mobile U.S., Inc. (a)		172,219	24,775,425
U.S. Cellular Corp. (a)		14,681	617,043
TOTAL WIRELESS TELECOMMUNICATION SERVICES	28,819,474
TOTAL COMMON STOCKS (Cost $839,696,229)			770,646,754
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund 5.25% (b) (Cost $1,270,000)		1,270,000	1,270,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $840,966,229)	771,916,754
NET OTHER ASSETS (LIABILITIES) (c) – 0.0%	126,781
NET ASSETS – 100.0%	$772,043,535

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $70,000 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Communication Service Select Sector Index Contracts (United States)	14	December 2023	$1,190,875	$(25,692)	$(25,692)
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund’s investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Fund’s investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
5	Quarterly Report